WAIVER AND THIRD AMENDMENT TO PUT AND CALL

                                OPTION AGREEMENT





          This WAIVER AND THIRD AMENDMENT TO PUT AND CALL OPTION AGREEMENT (this "Waiver and Amendment"), dated as of December 21, 2001, is made among BNP Paribas (formerly Banque Nationale de Paris), Credit Agricole Indosuez (acting individually and as Bank Representative), Deutsche Bank AG (acting through its Paris branch), Westdeutsche Landesbank Girozentrale (acting through its Paris branch) (each, a "Bank" and together, the "Banks") and France Telecom ("France Telecom"). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed in the Option Agreement referred to below.

                                   WITNESSETH

          WHEREAS, the Banks, the Bank Representative and France Telecom are parties to a Put and Call Option Agreement dated February 17, 2000, which was amended by the parties pursuant to a First Amendment to Put and Call Option Agreement dated as of March 23, 2000 and pursuant to a Second Amendment to Put and Call Option Agreement dated as of September 12, 2001 (as so amended, the "Option Agreement");

          WHEREAS, France Telecom has informed the Bank Representative that on September 25, 2001 Standard & Poors downgraded its credit rating of France Telecom's long-term debt to BBB + and that on September 26, 2001 Moody's downgraded its credit rating of France Telecom's long-term debt to Baa1, each such downgrading constituting a Put Acceleration Event pursuant to the provisions of clause 10.1.12 of the Option Agreement;

          WHEREAS, France Telecom has requested that the Banks and the Bank Representative enter into an amendment agreement to the Option Agreement in order to postpone the Termination Date to the third anniversary of the Date of Issue, i.e., March 28, 2003 and to waive their rights arising out of the aforesaid downgrading of the credit ratings of France Telecom's long-term debt under clause 10.1 of the Option Agreement;

          WHEREAS, the parties hereto now wish to confirm the waiver by the Banks of the Put Acceleration Event resulting from the downgrading of France Telecom's long-term debt credit rating by Standard & Poors and Moody's and to amend the Option Agreement as hereinafter provided;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration acknowledged by the parties, it is hereby agreed:

          ARTICLE I - WAIVER

          1.1 As of and from the Effective Date (as defined in Article III below), the Finance Parties agree to waive all of their respective rights arising out of clause 10.1. of the Option Agreement, including clause 10.1.12 of the Option Agreement exclusively in connection with the downgrading by Standard & Poors of its credit rating of France Telecom's long-term debt to BBB + and the downgrading by Moody's of its credit rating of France Telecom's long-term debt to Baa1, as referred in the second recital hereof.

          1.2 In consideration of the waiver provided in Article 1.1 above and the recent downgrading of the credit rating of France Telecom's long-term debt and the resulting increased credit risk for the Banks, France Telecom shall pay to each Bank on the date of signature of this Waiver and Amendment a waiver fee equal to 0.40 per cent of the amount of the Purchase Price of such Bank (exclusive of VAT).

          ARTICLE II - THIRD AMENDMENT TO OPTION AGREEMENT

          2.1 As of the Effective Date (as defined in Article III below), the definitions in clause 1.1 of the Option Agreement are amended:

                (a) by deleting the definition of "Premium Period" and substituting in lieu thereof the following language:

                ""Premium Period" means the period between each Premium Payment Date, other than the sixth Premium Period, which will be the period between the sixth Premium Payment Date and the date three years after the Date of Issue".

                (b) by deleting "8 Business Days" in the definition of "Put Option Period" and substituting in lieu thereof "5 Business Days".

                (c) by deleting the table appearing in the definition of "Relevant Margin" and substituting in lieu thereof the following table:

--------  ------------------  ------------------- ------------------------------
Premium       Premium           Last day of the        Relevant Margin
 Period    Payment Dates        Premium Period
--------  ------------------  ------------------- ------------------------------
--------  ------------------  ------------------- ------------------------------
First     3 days after the    6 months after the  0.15 per cent per annum
           Date of Issue      Date of Issue
--------  ------------------  ------------------- ------------------------------
--------  ------------------  ------------------- ------------------------------
Second    6 months after the  1 year after the    0.15 per cent per annum
          Date of Issue       Date of Issue
--------  ------------------  ------------------- -----------------------------
--------  ------------------  ------------------- ------------------------------
Third     1 year after the    18 months after     0.25 per cent per annum
          Date of Issue       the Date of Issue
--------  ------------------  ------------------- ------------------------------
--------  ------------------  ------------------- ------------------------------
Fourth    18 months after     2 years after the   0.25 per cent per annum
          the Date of Issue   Date of Issue
--------  ------------------  ------------------- ------------------------------

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--------  ------------------  ------------------- ------------------------------
Fifth     2 years after       30 months after     0.95 per cent per annum
          the Date of Issue   the Date of Issue
--------  ------------------  ------------------- ------------------------------
--------  ------------------  ------------------- ------------------------------
Sixth     30 months after     3 years after the   0.95 per cent per annum
          the Date of Issue   Date of Issue
          (the last  Premium
          Payment Date)
--------  ------------------  ------------------- ------------------------------


                (d) by deleting the definition of "Termination Date" and substituting in lieu thereof the following language:

          ""Termination Date" means the third anniversary of the Date of Issue".

          2.2 As of the Effective Date (as defined in Article III below), clause 3.3 of the Option Agreement is amended by deleting "8 Business Days" and substituting in lieu thereof "5 Business Days".

          2.3 As of the Effective Date (as defined in Article III below), clause 6.1 of the Option Agreement is amended by deleting the end of the clause from "and (iv)" to the end and substituting in lieu thereof the following:

                "(iv) on the third Premium Payment Date an option fee equal to 0.10 per cent of the aggregate amount of the Purchase Prices and (v) on the second anniversary of the Date of Issue an option fee equal to 0.35 per cent of the aggregate amount of the Purchase Prices."

          2.4 As of the Effective Date (as defined in Article III below), clause 10.1.6 of the Option Agreement is amended by deleting the existing text and substituting in lieu thereof the following:

          "10.1.6 (i) France Telecom or NTL takes any corporate action or other steps or commences any legal proceedings, or
                        (ii) any legal proceedings are commenced by another party (which proceedings are not discharged within 60 days from the commencement of such proceedings by another party unless the court decides during such period that the proceedings will be continued notwithstanding any objections raised by France Telecom or NTL, as the case may be), in either case for the redressement judiciaire, liquidation judiciaire, winding up, dissolution, administration or reorganization for bankruptcy or insolvency of France Telecom or NTL, respectively;"

          2.5 As of the Effective Date (as defined in Article III below), clause 10.1.12 of the Option Agreement is amended by deleting the existing text and substituting in lieu thereof the following:

          "10.1.12 Standard and Poors downgrades its credit rating of France Telecom's long-term debt below BBB+ or Moody's downgrades its credit rating of France Telecom's long-term debt below Baa1; or"

          2.6 As of the Effective Date (as defined in Article III below), clause 15.3 of the Option Agreement is amended by deleting "0.50 per cent" and substituting in lieu thereof "1.40 per cent".

          2.7   As of the Effective Date (as defined in Article III below),
Exhibit 3.3 and Exhibit 3.4 of the Option Agreement are amended by deleting "5% Cumulative Preferred Stock, Series A" and substituting in lieu thereof "Cumulative Convertible Preferred Stock, Series A" and by deleting "8 Business Days" in footnote 5 to Exhibit 3.3 of the Option Agreement and substituting in lieu thereof "5 Business Days".

          ARTICLE III - MISCELLANEOUS

          3.1 This Waiver and Amendment shall become effective as of the date of (the "Effective Date"), and simultaneously with, the fulfillment of all of the following conditions:

                (i) the Bank Representative, on behalf of the Banks shall have received legal opinions satisfactory in form and substance to the Finance Parties and their legal advisors, White & Case LLP, of Shearman & Sterling, legal advisors to France Telecom, and the General Counsel of France Telecom (under New York and French law, respectively) to the effect that this Waiver and Amendment has been duly authorized, executed and delivered by France Telecom and is a binding obligation of France Telecom (assuming due authorization, execution and delivery thereof by the Finance Parties) enforceable in accordance with its terms (subject to applicable bankruptcy and similar laws and any other appropriate and customary exceptions); and

                (ii) on the date hereof, France Telecom shall have paid to each Bank the waiver fee referred to in Article 1.2 above.

          3.2 France Telecom represents and warrants to each Bank as of the date hereof that, to France Telecom's knowledge, no Put Acceleration Event (other than the Put Acceleration Event waived pursuant to Article I above) has occurred and is subsisting.

          3.3 In accordance with clause 14.2 of the Option Agreement, France Telecom shall reimburse the Bank Representative for the reasonable fees and disbursements of White & Case LLP as legal advisors to the Bank Representative and the Banks in connection herewith.

          3.4 This Waiver and Amendment is limited as specified herein and in accordance with clause 20 of the Option Agreement and shall not constitute a modification, acceptance or waiver of any other provision of the Option Agreement.

          3.5 This Waiver and Amendment and the rights and obligations of the parties shall be governed by and construed in accordance with the law of the State of New York, United States of America.

          3.6 Each of the Finance Parties and France Telecom irrevocably agrees that any legal suit, action or proceeding against it arising out of, or in connection with, this Waiver and Amendment may be instituted in the Supreme Court of the State of New York, County of New York, or the U.S. District Court for the Southern District of New York, and irrevocably waives any objection which it may now or hereinafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding.

          3.7 This Waiver and Amendment may be executed and delivered (including by facsimile) in any number of counterparts and by the different parties hereto in separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each Bank and France Telecom.

          3.8 From and after the date hereof, all references in the Option Agreement shall be deemed to be references to the Option Agreement as amended hereby.



          THIS WAIVER AND AMENDMENT has been duly executed on the date stated above.

        BNP PARIBAS


        /s/ Philippe Roca                              /s/ Vincent Colson
        --------------------                           ---------------------
        By: Philippe Roca                              By:  Vincent Colson



        CREDIT AGRICOLE INDOSUEZ


        /s/ Olivier Meary
        --------------------
        By:  Olivier Meary



        DEUTSCHE BANK AG
        PARIS BRANCH


        /s/ Benoit Deschamps                           /s/ George Middleton
        --------------------                           ---------------------
        By:  Benoit Deschamps                          By:  George Middleton

        WESTDEUTSCHE LANDESBANK GIROZENTRALE
        PARIS BRANCH


        /s/ Nadine Veldung                             /s/ Khaled Osman
        --------------------                           ---------------------
        By:  Nadine Veldung                            By:  Khaled Osman



        FRANCE TELECOM


        /s/ Olivier Froissart
        --------------------                           ---------------------
        By:  Olivier Froissart                         By:



        CREDIT AGRICOLE INDOSUEZ, as Bank Representative


        /s/ Olivier Meary
        --------------------
        By:  Olivier Meary

                                Power of Attorney

I, the undersigned, Michel BON, acting in my capacity of Chairman of the Board of Directors and Chief Executive Officer of France Telecom, a company duly incorporated under the laws of France, with its registered office located at 6, place d'Alleray 75505 Paris, France, registered with the Paris Commercial Registry under the number RCS Paris B 380 129 866,

HEREBY GRANT this power of attorney to:

1- Jean-Louis VINCIGUERRA, Senior Executive Vice President and Chief Financial
   Officer of France Telecom,
2- Eric BOUVIER, Senior Vice President Mergers & Acquisitions of France Telecom,
   and
3- Olivier FROISSART, Director - Mergers and Acquisition of France Telecom

Who may each act separately and successively, with the power of substitution, at their discretion, to act on behalf of France Telecom in connection with the NTL /Eurotel closing and in particular to:
- execute in the name and of behalf of France Telecom the Waiver and Third Amendment to Put and Call Option Agreement,
- and more generally to do all acts and carry out, on behalf of France Telecom, any and all actions necessary for the performance and implementation of the contractual documents related to the above-mentioned transaction.

This power of attorney shall be valid for a period of three months from its date of signature.


Made in Paris, on December 21, 2001




/s/ Michel Bon
-------------------------------
Michel BON
Chairman of the Board of Directors
And Chief Executive Officer of France Telecom.